MidWestOne Financial Group, Inc.SM

Timeless Values. Endless Possibilities.

Howe Barnes Hoefer & Arnett 11 th Annual Bank Conference August 21 & 22, 2006 Exhibit 99.1

MidWestOne
Financial Group, Inc.
The information contained in this presentation may contain forward-looking statements about the
Company’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, and efficiency ratio.  Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such
forward-looking information is based upon certain underlying assumptions, risks and uncertainties.
Because of the possibility of change in the underlying assumptions, risks and uncertainties, actual results could differ materially from these forward-looking statements.  Risks and uncertainties that may affect future results include: competitive pressures, pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Securities and Exchange Commission and/or the
Federal Reserve Board, and customer’s acceptance of the Company’s products and services.  The
Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Why Invest in
MidWestOne?
• Successful community-based bank
• New expansion initiatives
• Solid financial results
• Experienced management team
• Attractive dividend yield
• Trades at discount to peers

MidWestOne Financial Group • MidWestOne Bank • MidWestOne Investment Services, Inc. • Cook & Son Agency, Inc.

MidWestOne Bank • 13 Southern & Eastern Iowa Communities • 17 Full Service Banking Locations • Consolidated Four Charters in 2006 • Quad Cities Expansion • Local Board Representation

20
980
Dubuque
Ames
Cedar Rapids
80
235
Iowa City
88
Moline
74
35
0
51mi
Copyright (C) 2006 SNL Financial LC. All rights reserved

Markets Served by MidWestOne
Oskaloosa (2)
Pella (2)
Ottumwa
Sigourney
Fairfield (2)
North English
Belle Plaine
Hudson
Waterloo
Wapello
Burlington (2)
Fort Madison
Davenport
(2006)
Des Moines
Cedar Falls
(2007)

MidWestOne Investment Services • Registered Investment Advisor, Financial Planning and Securities Placement Firm • $130 million Under Management • Producers in Pella and Oskaloosa

Cook & Son Agency • Property and Casualty Insurance • Acquired in September 2005 • Pella

MidWestOne
Overview
• Total Assets $700 million
• NASDAQ Global Market “OSKY”
• 3.7 million Shares Outstanding
• 10
th
Largest Iowa-based Bank*
•
MidWestOne
ESOP Largest Shareholder
• Russell Microcap Index
* Based on June 30, 2005 FDIC deposit data.

MidWestOne
Leadership
Years:
With MidWestOne
In Banking
Charles S. Howard 28 28
Chairman, President & CEO
David A. Meinert 27 30
Executive Vice President & CFO
John P. Pothoven 30 36
President & CEO of MidWestOne
Bank
Thomas W. Campbell 12 23
Regional President
Jerry D. Krause 10 34
Regional President

Financial Review

Total Assets $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 2000 2001 2002 2003 2004 2005 Jun-06

Total Deposits $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2000 2001 2002 2003 2004 2005 Jun-06

Total Loans $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 2000 2001 2002 2003 2004 2005 Jun-06

Loan Pools • Purchased pools of performing, distressed & non-performing loans • Since 1988 • Above-average return on investment • June 30, 2006 = $92,600,000 • 2006 YTD Yield 10.4%

Total Shareholders’ Equity $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2000 2001 2002 2003 2004 2005 Jun-06

Net Interest Margin 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 2001 2002 2003 2004 2005 Jun-06 MWOFG Peer

Net Income $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2000 2001 2002 2003 2004 2005 Jun-05 Jun-06

Earnings Per Share (Diluted) $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2000 2001 2002 2003 2004 2005 Jun-05 Jun-06

Credit Quality Non-Performing Assets/Total Assets 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 2001 2002 2003 2004 2005 Jun-06 MWOFG Peer

OSKY Total Return Performance 0 50 100 150 200 250 300 350 2000 2001 2002 2003 2004 2005 MidWestOne Financial Group, Inc. NASDAQ Composite SNL Midwest Bank Index MidWestOne Custom Peer Group

Future Prospects

MidWestOne Outlook • Branch Expansions – Davenport in 2006 – Cedar Falls in 2007 – Other Growth Markets • Bank Acquisitions – Accretive to Earnings – In Larger Growth Markets

MidWestOne
Outlook
• P & C Insurance Business
– Building Platform
– Producers in Branch Locations
– Cross Selling Opportunities
• Non-insured Investment Products
– Additional Producers
– Trust Department
– Wealth Management Services

Why invest in OSKY? • Successful community-based bank • New expansion initiatives • Solid financial results • Experienced management team • Attractive dividend yield • Trades at discount to peers

Positioning Statements
Mission Statement
Our mission is to maximize shareholder value by a relentless focus on providing efficient service and support to our
customers, employees and communities.
Vision Statement
To be the leading financial services provider in our
communities.

Charles S. Howard David A. Meinert
Chairman, President & CEO Executive Vice President & CFO
choward@mwofg.com dmeinert@mwofg.com
222 1
st
Avenue East   |
P.O. Box 1104   |
Oskaloosa, IA 52577
Phone: (641) 673-8448   |
Fax: (641) 673-7836
www.MidWestOneFinancial.com